EXHIBIT 10.2

FINANCING AND SECURITY AGREEMENT

This Financing and Security Agreement ("Agreement") is between Infinite Group Inc., a Corporation ("Client") and Celtic Bank Corporation ("Celtic").

BlueVine Inc. ("BlueVine") will service the Client and all correspondence regarding Client's financing should be directed to BlueVine via www.bluevine.com or call (888) 216-9619.

1.	Definitions and Index to Definitions. The following terms used herein shall have the following meanings. All capitalized terms not herein defined shall have the meanings set forth in the UCC:

	1.1.	"Business Day" - A day on which a commercial bank is open for business in the Chosen State.

	1.2.	"Chosen State" - The State of Utah.

1.3.

"Collateral" - All Client's now owned and hereafter acquired Accounts, Chattel Paper, Goods (including Inventory and Equipment), Instruments, Investment Property, Documents, Letter of Credit Rights, Commercial Tort Claims, Deposit Accounts, and General Intangibles, all cash and non-cash proceeds (including insurance proceeds) thereof, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof.

1.4.

"Complete Termination" - Complete Termination occurs upon satisfaction of payment in full of all Obligations of Client to Celtic and execution and delivery by Client to Celtic of a general release acceptable to Celtic in the form attached hereto as Exhibit A.

	1.5.	"Dashboard" - See Section 3.1.

	1.6.	"Designated Funding Account" and "Designated Repayment
Account" - See Sections 3.2 and 3.5.

	1.7.	"Draw" and "Draws" - See Section 2.1.

	1.8.	"Draw Credit Limit" - See Section 2.2.

	1.9.	"Draw Fee" - As defined in the Pricing and Terms Page.

	1.10.	"Event of Default" - The following events will constitute an Event of Default hereunder:

1.10.1.

Client defaults in the payment of any Obligations or in the performance of any provision hereof or of any other agreement now or hereafter entered into with Celtic, or any warranty or representation contained herein proves to be false in any way, howsoever minor;

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	1.10.2.	Client attempts to revoke or cancel the automatic payment authorization set forth in Section 7 or an ACH payment initiated by Celtic is returned unpaid by Client's bank;

	1.10.3.	Client or any Guarantor of the Obligations becomes subject to any debtor-relief proceedings;

1.10.4.

Any such Guarantor fails to perform or observe any of such Guarantor's obligations to Celtic or shall notify Celtic of its intention to rescind, modify, terminate or revoke any guaranty of the Obligations, or any such guaranty shall cease to be in full force and effect for any reason whatever;

1.10.5.

Client merges with or is acquired by another party, the occurrence of a material change to Client's business, the death of an owner of Client, the sale of assets of Client outside of the ordinary course of business, or the suffering of judgements or liens upon Client with respect to other parties; or

	1.10.6.	Celtic for any reason, in good faith, deems itself insecure with respect to the prospect of repayment or performance of the Obligations.

	1.10.7.	Client is in default under any loan, security agreement or any other agreement, in favor of any other party to whom Client owes a debt.

1.11.	"Failed Payment Fee" - As defined in the Pricing and Terms Page.

1.12.	"Financing" - All credit and other financial accommodations that may be extended by Celtic to Client hereunder, including without limitation under Section 2 below.

1.13.	"Flex Credit" - See Section 2.1.

1.14.	"Flex Credit Fees" - See Section 3.4.1 and as set forth in the "Flex Credit" portion of the Pricing and Terms Page.

1.15.	"Guarantor" - Each person that has entered into a form of guarantee agreement in favor of Celtic that guarantees, in whole or in part, Client's performance of the Obligations hereunder.

1.16.	"Installment" - See Section 3.4.

1.17.	"Interest" - See Section 3.4, and as set forth in the "Flex Credit" portion of the Pricing and Terms Page.

1.18.	"Late Interest" - As defined in Section 4.1.3 and in the "Flex Credit" portion of the Pricing and Terms Page.

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1.19.

"Obligations" - All present and future obligations owing by Client to Celtic whether arising hereunder or otherwise, and whether arising before, during or after the commencement of any bankruptcy case in which Client is a Debtor.

	1.20.	"Parties" - Client and Celtic.

	1.21.	"Open Draws Limit" - The maximum number of concurrent outstanding Draws available to the Client, as specified on the Client's Pricing and Terms Page.

	1.22.	"Plan" - See Section 2.1.

	1.23.	"Pricing and Terms Page" - A designated page on the Client's online account at BlueVine's website detailing Client's specific pricing and terms, as amended from time to time by Celtic.

	1.24.	"Prior Agreement" - The prior effective Financing, Invoice Purchase and Security Agreement entered into between the Parties, if any.

	1.25.	"Repayment Frequency" - See Section 3.4, and as set forth in the "Flex Credit" portion of the Pricing and Terms Page.

	1.26.	"UCC" - The Uniform Commercial Code as adopted in the Chosen
State.

2.	General.

2.1.

Celtic offers revolving line of credit plans (a "Plan") pursuant to which a Client may obtain draws from Celtic (individually a "Draw" and collectively "Draws"). (The Plan is sometimes referred to as "Flex Credit.") A Client may apply, and a Client may be approved by Celtic, for Draws under a Plan.

2.2.

Draws are subject to a "Draw Credit Limit". (The Draw Credit Limit is sometimes referred to in this Agreement as the "Credit Limit".) The amount available for Draws under the Credit Limit shall increase to the extent Draws are repaid. If Client's application for a

Plan is approved, Celtic will notify Client of the initial Draw Credit Limit. Celtic may increase or decrease the Credit Limit from time to time.

2.3.

Client acknowledges that Celtic performs regular, frequent account reviews of Clients under Plans, including without limitation with respect to credit reports, banking information, potential fraudulent activity, and financial performance under the Financing. Based on such reviews and other data, Celtic may at any time reduce the Client's Credit Limit or suspend or decline further Draws.

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3.	Flex Credit.

3.1.

To obtain a Draw, Client will submit a request through Client's "dashboard" on BlueVine's website (the "Dashboard"). A Draw may not exceed the Draw Credit Limit less the sum of (i) the aggregate amount of unpaid principal of all Draws then outstanding and (ii) any other Obligations that may be accrued and outstanding. A Draw may not exceed the "Open Draws Limit," as set forth on the "Pricing and Terms" page.

3.2.

Each Draw shall be transmitted by Celtic to a deposit account at a bank designated by Client on the Dashboard (the "Designated Funding Account"). Client agrees to maintain and update information regarding the Designated Funding Account. Client certifies and agrees that the Designated Funding Account is used for exclusively business purposes.

3.3.

A "Draw Fee," as set forth on the "Pricing and Terms" page, shall be imposed in connection with each Draw obtained. Each Draw Fee shall be calculated by applying the rate set forth on the "Pricing and Terms" page to the gross amount of the Draw (that is, the rate is applied prior to deduction of amounts from the proceeds of the Draw).

3.4.

The "Pricing and Terms" page on the Dashboard at the time the Client requests the Draw will establish both the interest (the "Interest") that each Draw shall bear on the unpaid principal balance of the Draw and the amounts and number of consecutive periodic (weekly or monthly) installments ("Repayment Frequency" and "Installment", as applicable) required to repay the Draw.

3.4.1.

The Interest, Late Interest, Draw Fee and Failed Payment Fee (as defined below) (collectively, the "Flex Credit Fees") for the initial Draw shall be the Flex Credit Fees on all subsequent Draws unless and until Celtic provides Client with a notice of a change in one or more of the Flex Credit Fees. The changed Flex Credit Fee(s) shall apply to all Draws obtained after such notice is issued by Celtic, unless and until Celtic provides Client with a subsequent notice or notices of changes in one or more of the Flex Credit Fees. For the avoidance of doubt, any change in the Flex Credit Fees will not apply to the Flex Credit Fees on any Draws obtained prior to the date the notice is issued by Celtic. The Flex Credit Fees applicable to each Draw will be set forth on the Dashboard.

3.4.2.

If a Draw has a monthly Repayment Frequency, Client acknowledges and agrees that Celtic may in its sole discretion and upon notice to Client change the Repayment Frequency of the Draw to weekly. Celtic will calculate a new Installment amount sufficient to repay the remaining balance of the Draw with interest in full in substantially equal weekly Installments over the remaining original payment schedule of the Draw, which new Installment amount shall be set forth in the notice, and Client agrees to pay such new payment amount as the Installments for the remaining balance of the Draw.

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3.5.

Each Installment shall be paid to BlueVine as Servicer on behalf of Celtic, by BlueVine initiating debit entries to a deposit account at a bank designated by Client on the Dashboard (the "Designated Repayment Account") through the automated clearing house ("ACH") network on or before the due date thereof, as set forth in more detail in Section 7 below.

3.6.

Payments with respect to a Draw shall be deemed to be late if either (a) two consecutive Installments shall not be paid by their respective due dates, in which case payments shall be deemed to be late effective as of the due date of the first overdue Installment, or (b) all amounts outstanding under a Draw are not paid in full on the maturity date of the Draw. If payments with respect to a Draw are deemed to be late, the Draw shall be subject to a Late Interest calculated in accordance with the "Pricing and Terms" page. The Late Interest shall continue to be imposed until the date on which the overdue payments are paid to Celtic in full. For the avoidance of doubt, interest resulting from application of the Late Interest shall be in addition to and not in substitution of interest resulting from application of the Interest, which shall also continue to apply to a Draw one or more payments with respect to which are deemed to be late.

3.7.

Each Draw may be prepaid in whole or in part at any time without incurring additional fees; provided, that Client may not make prepayments on any Draw within the first two (2) Business Days of making any such Draw. If a Draw is prepaid in part, Celtic will calculate a new Installment amount sufficient to repay the remaining balance of the Draw with interest in full in substantially equal Installments at the Repayment Frequency applicable to the Draw over the remaining original payment schedule of the Draw, and Client agrees to pay such new payment amount as the Installments for the remaining balance of the Draw.

	3.8.	In the Event of Default, Celtic may at its option require the immediate repayment in full of any and all Draws then outstanding, including accrued but unpaid interest.

3.9.

In Celtic's sole discretion, Celtic may allow Client to obtain a Draw that is not applied or subject to the Flex Credit Limit (a "Special Draw"). A Special Draw shall first be applied to satisfy Client's accrued and outstanding Obligations. While a Special Draw is outstanding, Client may not have any additional Draws outstanding (including other Special Draws). Client acknowledges and agrees that a Special Draw does not increase or act as a waiver of the Flex Credit Limit applicable to all other Draws, and that payments of principal made on a Special Draw do not increase the amount available to borrow under the Flex Credit Limit. Celtic may in its discretion offer Client modified terms for a Special Draw including, but not limited to, repayment term. Except as provided in this Section 3.9, all of the terms and conditions of this Agreement applicable to Draws also apply to Special Draws.

4.	Fees and Expenses.

	4.1.	Client shall pay the follow fees and expenses to Celtic in the amounts set forth in the Pricing and Terms Page and at the time specified below:

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		4.1.1.	Interest. Interest on each Draw, when Installments are due in accordance with the Repayment Frequency.

		4.1.2.	Draw Fee. With respect to each Draw made by Celtic to Client under Section 3.1, will be deducted from the Draw amount.

		4.1.3.	Late Interest. Late Interest on a Draw, due on demand.

		4.1.4.	Failed Payment Fee. Any Failed Payment Fee, due on demand.

		4.1.5.	Payment Processing Fees. Wire fees and ACH fees will be due upon funding and will be deducted from the Draw amount.

		4.1.6.	Payment by Credit Card. In the event Celtic accepts credit card payments and Client makes a payment to Celtic using a credit card, Celtic shall credit to the obligation of the Client, the amount credited to Celtic by Celtic's credit card processor, net of any processing fees or surcharge to the extent permitted by card network rules and applicable law.

4.2.

Application of Payments. Celtic shall have the continuing and exclusive right to apply or reverse and re-apply any payment and any and all proceeds of Collateral to any portion of the Obligations as determined in Celtic's sole discretion.

5.	Security Interest.

5.1.

To secure the Obligations, Client hereby grants to Celtic and to BlueVine, as the collateral agent for Celtic, a continuing first priority security interest in the Collateral. Client hereby irrevocably consents to BlueVine (and any successor to BlueVine designated by Celtic) serving as collateral agent for Celtic and performing any and all acts in connection with such role and hereby acknowledges that Celtic may (1) grant BlueVine a participation in the Obligations and the security interest in the Collateral, and/or (2) assign such Obligations and security interest to BlueVine, and Client hereby irrevocably consents to any such grant and/or assignment and, in addition to the provisions of section 6.1.6 hereof, to the filing of any financing statements or other documents, whether prior to, in connection with, or following any such grant and/or assignment, as may be necessary or desirable to effect or evidence any such grant and/or assignment.

6.	Authorization to Celtic.

	6.1.	Client irrevocably authorizes Celtic at Client's expense, to exercise at any time any of the following powers until all of the Obligations have been paid in full:

		6.1.1.	Receive, take, endorse, assign, deliver, accept and deposit, in the name of Celtic or Client, proceeds of any Collateral;

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6.1.2.	Take or bring, in the name of Celtic or Client, all steps, actions, suits or proceedings deemed by Celtic necessary or desirable to effect collection of or other realization upon any Collateral;

6.1.3.

With respect to any of the following established or issued for the benefit of Client, either individually or as a member of a class or group, file any claim under (i) any bond or (ii) under any trust fund;

6.1.4.

Pay any sums necessary to discharge any lien or encumbrance which is senior to Celtic's security interest in the Collateral, which sums shall be included as Obligations hereunder, and in connection with which sums the Late Charge and the Late Interest, as applicable, shall accrue and shall be immediately due and payable; and

6.1.5.	File in the name of Client or Celtic or both:

	(a)	Mechanics lien or related notices, or

	(b)	Claims under any payment bond, in connection with goods or services sold by Client in connection with the improvement of realty.

6.1.6.	File any initial financing statements and amendments thereto that:

(a)

Indicate the collateral as all assets of the Client or words of similar effect, regardless of whether any particular asset comprised in the collateral falls within the scope of Article 9 of the UCC, or indicate the collateral as being of an equal or lesser scope or with greater detail;

	(b)	Identifies as the secured party, Celtic, Celtic's designated collateral agent, or Celtic's designated secured party of record;

(c)

Contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Client is an organization, the type of organization, and any organization identification number issued to the Client and, (ii) in the case of a financing statement filed as a fixture filing or indicating collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the collateral relates; and

	(d)	Contain a notification that the Client has granted a negative pledge to Celtic, and that any subsequent lienor may be tortuously interfering with Celtic's rights.

6.1.7.	Celtic may offset any amount due by Client hereunder or otherwise against any amounts that Celtic owes Client whether hereunder or otherwise.

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7.	ACH Authorization.

7.1.

Client hereby authorizes each of Celtic and BlueVine (and each such party's respective agents or assignees) to initiate credit entries to the Designated Funding Account through the ACH network. Client also hereby authorizes Celtic and BlueVine to initiate debit entries to the Designated Repayment Account through the ACH network to pay to Celtic automatically any of the Obligations, including without limitation (i) any amounts due to Celtic under the facility provided for in Sections 2 and 3 hereof and (ii) each Installment (including interest calculated by application of the applicable Interest) on or after the due date, (iii) all Late Charges, interest resulting from Late Interest, Failed Payment Fees and Payment Processing Fees upon demand, and (iv) any other amounts that Client may owe to Celtic under this Agreement. Client hereby agrees to be bound by National Automated Clearing House Association rules for business-related debits and credits.

7.2.

Client agrees to maintain sufficient immediately available funds in the Designated Repayment Account at all times to cover debit entries. In the event there are insufficient funds in the Designated Repayment Account to cover any amount due under this Agreement, including any of the Obligations outlined in Section 7.1, Client hereby authorizes each of Celtic and BlueVine (and each such party€™s respective agents or assignees) to treat any other of Client€™s deposit accounts linked on the Dashboard as the "Designated Repayment Account."

7.3.

In the event that a debit entry for an Installment, late charge, returned entry fee or other amount due is returned unpaid, such amount shall be paid to Celtic immediately upon demand. If a debit entry to the Designated Repayment Account to make any payment hereunder, is returned unpaid, a Failed Payment Fee may be imposed.

7.4.

Client represents that the Designated Funding Account and Designated Repayment Account are established primarily for business purposes and not for personal, family or household purposes, and Client acknowledges that Celtic has relied upon this representation in entering into this Agreement.

7.5.

Client acknowledges and agrees that the foregoing automatic payment authorization is required as a condition to extending Financing under this Agreement, and therefore the automatic payment authorization may not be revoked or cancelled by Client while any Obligations are outstanding. If Client attempts to purportedly revoke or cancel the automatic payment authorization by notifying its bank or otherwise, Client acknowledges and agrees that such act shall constitute an Event of Default hereunder.

8.	Covenants by Client.

8.1.

After an Event of Default, Client shall not (a) grant any extension of time for payment of any of its Accounts, (b) compromise or settle any of its Accounts for less than the full amount thereof, (c) release in whole or in part any of Client's Account Debtors, or (d) grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any Accounts.

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	8.2.	Before sending any Invoice to an Account Debtor, Client shall mark same with such notice of assignment as Celtic may require following the occurrence of an Event of Default.

	8.3.	Client shall pay when due all payroll and other taxes, and shall provide proof thereof to Celtic in such form as Celtic shall reasonably require.

	8.4.	Client shall not create, incur, assume or permit to exist any lien upon or with respect to any assets in which Celtic now or hereafter holds a security interest.

	8.5.	The proceeds of any advances hereunder, including for the avoidance of doubt under Sections 2 or 3 hereof, shall not be used for personal, family, or household purposes.

8.6.

Client shall reimburse Celtic for all costs and expenses, including attorneys' fees, which Celtic incurs in enforcing any judgment rendered in connection with this Agreement. This provision is severable from all other provisions hereof and shall survive, and not be deemed merged into, such judgment.

8.7.

Client shall use the proceeds of all advances hereunder solely for purchasing or otherwise acquiring the following specific products or services for its business: (i) specified merchandise, (ii) insurance, (iii) services or equipment, (iv) inventory and/or other specified goods, (v) construction of and/or improvement to facilities, (vi) the financing of specified sales transactions, and (vii) public work projects and/or education services.

8.8.

Client shall give Celtic and BlueVine prompt prior written notice of any proposed change to its charter, articles of incorporation, bylaws or other organizational documents, including without limitation any proposed change in Client's legal name or proposed use of a fictitious business name. Client acknowledges that any such change may not be acceptable to Celtic or BlueVine, and that Client will be deemed to be in default if Client adopts an unacceptable change. As a condition to accepting a change, Celtic and/or BlueVine may require that Client take further action, including without limitation executing a document reaffirming its obligations under this Agreement.

9.	Representation and Warranties. Client represents and warrants that:

	9.1.	It is fully authorized to enter into this Agreement and to perform hereunder;

	9.2.	This Agreement constitutes its legal, valid and binding obligation; and

	9.3.	Client is solvent and in good standing in the jurisdiction of its organization.

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10.	Indemnification.

10.1.

Client agrees to indemnify Celtic and BlueVine, and their respective parents, directors, shareholders, agents, and employees and assigns, against and hold Celtic and BlueVine, and their respective parents, directors, shareholders, agents, employees and assigns, harmless from any and all manner of suits, claims, liabilities, demands and expenses (including reasonable attorneys' fees and collection costs) resulting from or arising out of this Agreement, whether directly or indirectly, including the transactions or relationships contemplated hereby (including the enforcement of this Agreement), and any failure by Client to perform or observe its obligations under this Agreement. Client agrees that BlueVine is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

11.	Disclaimer of Liability.

11.1.

In no event will Celtic be liable to Client for any lost profits, lost savings or other consequential, incidental or special damages resulting from or arising out of or in connection with this agreement, the transactions or relationships contemplated hereby or Celtic's performance or failure to perform hereunder, even if Celtic has been advised of the possibility of such damages.

12.	Default.

	12.1.	Waiver of Notice. CELTIC'S FAILURE TO CHARGE OR ACCRUE INTEREST OR FEES AT ANY "DEFAULT" OR "PAST DUE" RATE SHALL NOT BE DEEMED A WAIVER BY CELTIC OF ITS CLAIM THERETO.

12.2.

Effect of Default. Upon the occurrence of any Event of Default, in addition to any rights Celtic has under this Agreement or applicable law:

		12.2.1.	Celtic may immediately terminate this Agreement, at which time all Obligations shall immediately become due and payable without notice.

		12.2.2.	The Late Charge or Late Interest, as applicable, shall accrue and is payable on demand on any Obligation not paid when due.

12.2.3.

Celtic may take or bring, in the name of Client or Celtic, all steps, actions, suits or proceedings deemed by Celtic necessary or desirable to effect collection of or other realization upon any Collateral.

	12.3.	Standards for Exercising Remedies.

		12.1.1.	To the extent that applicable law imposes duties on Celtic to exercise remedies in a commercially reasonable manner, Client acknowledges and agrees that it is not commercially unreasonable for Celtic:

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(a)	To not incur expenses to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition;

(b)

To fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of;

(c)	To fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral;

(d)	To exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists;

(e)	To advertise dispositions of Collateral through publications or media of general circulation, whether or not the

Collateral is of a specialized nature;

(f)

To hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature;

(g)

To dispose of Collateral by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets;

(h)	To dispose of assets in wholesale rather than retail markets;

(i)	To disclaim all disposition warranties; or

(j)

To purchase insurance or credit enhancements to insure Celtic against risks of loss, collection or disposition of Collateral or to provide to Celtic a guaranteed return from the collection or disposition of Collateral.

12.1.2.

Client acknowledges that the purpose of this Section 12.3 is to provide non-exhaustive indications of what actions or omissions by Celtic would be commercially reasonable in Celtic's exercise of remedies against the Collateral and that other actions or omissions by Celtic shall be deemed commercially reasonable solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained herein shall be construed to grant any rights to Client or to impose any duties on Celtic that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 12.3.

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13.	No Lien Termination without Release.

13.1.

In recognition of Celtic's right to have its attorneys' fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Client, Celtic shall not be required to record any terminations or satisfactions of any of Celtic's liens on the Collateral unless and until Complete Termination has occurred. Client understands that this provision constitutes a waiver of its rights under §9-513 of the UCC.

14.	Conflict.

14.1.

Unless otherwise expressly stated in any other agreement between Celtic and Client, if a conflict exists between the provisions of this Agreement and the provisions of such other agreement, the provisions of this Agreement shall control.

15.	Severability.

15.1.

In the event any one or more of the provisions contained in this Agreement is held to be invalid, illegal or unenforceable in any respect, then such provision shall be ineffective only to the extent of such prohibition or invalidity, and the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

16.	Relationship of Parties.

	16.1.	Celtic is not and shall not be a fiduciary of the Client, although Client may be a fiduciary of Celtic.

17.	Attorneys' Fees.

	17.1.	Client agrees to reimburse Celtic on demand for the actual amount of all costs and expenses, including attorneys' fees, which Celtic has incurred or may incur in enforcing this Agreement.

18.	Entire Agreement.

18.1.

No promises of any kind have been made by Celtic or any third party to induce Client to execute this Agreement. No course of dealing, course of performance or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms of this Agreement.

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19.	ARBITRATION REQUIRED; CLASS ACTION WAIVER.

19.1.

TO THE EXTENT NOT PROHIBITED BY LAW, TO THE EXTENT THAT A CLAIM ARISES OUT OF, OR IN RELATION TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, THE TERMS, CONSTRUCTION, INTERPRETATION, PERFORMANCE, ENFORCEMENT, TERMINATION, BREACH, OR ENFORCEABILITY, INCLUDING THE DETERMINATION OF THE SCOPE OR APPLICABILITY OF THIS AGREEMENT TO ARBITRATE (A "CLAIM"), THE PARTIES AGREE THAT THE CLAIM SHALL BE RESOLVED EXCLUSIVELY BY BINDING INDIVIDUAL ARBITRATION IN THE STATE IN WHICH CLIENT RESIDES (UNLESS THE PARTIES MUTUALLY AGREE TO CONDUCT THE ARBITRATION IN ANOTHER STATE), SUBJECT TO SUBSECTION 19.11. HEREOF.

19.2.

FOR PURPOSES OF THIS ARBITRATION PROVISION, THE WORDS "CLAIM" AND "CLAIMS" ARE GIVEN THE BROADEST POSSIBLE MEANING AND INCLUDE, WITHOUT LIMITATION (A) ALL CLAIMS, DISPUTES, OR CONTROVERSIES ARISING FROM OR RELATING DIRECTLY OR INDIRECTLY TO THIS ARBITRATION PROVISION, THE VALIDITY AND SCOPE OF THIS ARBITRATION PROVISION AND ANY CLAIM OR ATTEMPT TO SET ASIDE THIS ARBITRATION PROVISION; (B) ALL FEDERAL OR STATE LAW CLAIMS, DISPUTES OR CONTROVERSIES, ARISING FROM OR RELATING DIRECTLY OR INDIRECTLY TO THE AGREEMENT, THE INFORMATION CLIENT GAVE CELTIC BEFORE ENTERING INTO THIS AGREEMENT, INCLUDING THE CUSTOMER INFORMATION APPLICATION, AND/OR ANY PAST AGREEMENT OR AGREEMENTS BETWEEN CLIENT AND CELTIC; (C) ALL COUNTERCLAIMS, CROSSCLAIMS AND THIRD PARTY CLAIMS; (D) ALL COMMON LAW CLAIMS, BASED UPON CONTRACT, TORT, FRAUD, OR OTHER INTENTIONAL TORTS; (E) ALL CLAIMS BASED UPON A VIOLATION OF ANY STATE OR FEDERAL CONSTITUTION, STATUTE OR REGULATION; (F) ALL CLAIMS ASSERTED BY CELTIC AGAINST CLIENT, INCLUDING CLAIMS FOR MONEY DAMAGES TO COLLECT ANY SUM CELTIC CLAIMS THAT CLIENT OWES TO CELTIC; (G) ALL CLAIMS ASSERTED BY CLIENT INDIVIDUALLY AGAINST CELTIC AND/OR ANY OF CELTIC'S EMPLOYEES, AGENTS, COLLECTION AGENCIES OR OTHER THIRD PARTIES RETAINED TO COLLECT DEBTS, DIRECTORS, OFFICERS, SHAREHOLDERS, GOVERNORS, MANAGERS, MEMBERS, PARENT COMPANY OR AFFILIATED ENTITIES (HEREINAFTER COLLECTIVELY REFERRED TO AS "RELATED THIRD PARTIES"), INCLUDING CLAIMS FOR MONEY DAMAGES AND/OR EQUITABLE OR INJUNCTIVE RELIEF; AND (H) ALL CLAIMS ASSERTED ON CLIENT'S BEHALF BY ANOTHER PERSON.

19.3.

THE PARTIES ACKNOWLEDGE THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE. ANY ARBITRATION CONDUCTED PURSUANT TO THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY THE FEDERAL ARBITRATION ACT (9 U.S.C.§§ 1-16).

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19.4.

 EACH PARTY WAIVES THE RIGHT TO LITIGATE IN COURT OR AN ARBITRATION PROCEEDING ANY DISPUTE AS A CLASS ACTION, EITHER AS A MEMBER OF A CLASS OR AS A REPRESENTATIVE, OR TO ACT AS A PRIVATE ATTORNEY GENERAL. THE ARBITRATOR SHALL NOT CONDUCT A CLASS ARBITRATION AND SHALL NOT ALLOW CLIENT TO SERVE AS A REPRESENTATIVE, PRIVATE ATTORNEY GENERAL, OR IN ANY OTHER REPRESENTATIVE CAPACITY.

19.5.

NOTHING IN THIS ARBITRATION PROVISION, OR OTHERWISE, NOR THE COMMENCEMENT OR PENDENCY OF ANY PROCEEDING, SHALL LIMIT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO EXERCISE ANY SELFHELP RIGHTS OR ANY OTHER RIGHTS OR REMEDIES AVAILABLE TO IT BY CONTRACT OR APPLICABLE STATUTORY OR CASE LAW (INCLUDING BUT NOT LIMITED TO THE FILING OF AN INVOLUNTARY PETITION IN BANKRUPTCY, THE RIGHT OF SET-OFF, ATTACHMENT, RECOUPMENT, FORECLOSURE, OR REPOSSESSION) WITH RESPECT TO THE EXTENSION OF CREDIT, THE PROTECTION AND PRESERVATION OF COLLATERAL, THE LIQUIDATION AND REALIZATION OF COLLATERAL, THE PROTECTION, CONTINUATION AND PRESERVATION OF LIEN RIGHTS AND LIEN PRIORITIES, THE COLLECTION OF INDEBTEDNESS, AND THE PROCESSING AND PAYMENT OR RETURN OF CHECKS, WHETHER SUCH OCCURS BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING. THE INSTITUTION AND MAINTENANCE OF AN ACTION FOR JUDICIAL RELIEF OR PURSUIT OF PROVISIONAL OR ANCILLARY RIGHTS OR REMEDIES OR EXERCISE OF SELF-HELP REMEDIES, ALL AS PROVIDED HEREIN, AND THE PURSUIT OF ANY SUCH RIGHTS OR REMEDIES, SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OR OBLIGATION OF ANY PARTY, INCLUDING THE PLAINTIFF SEEKING JUDICIAL RELIEF OR REMEDIES, TO SUBMIT A CLAIM TO ARBITRATION, INCLUDING A CLAIM THAT MAY ARISE FROM THE EXERCISE OF SUCH RIGHTS.

19.6.

A PARTY SEEKING TO RESOLVE A CLAIM BY BINDING ARBITRATION SHALL SUBMIT A DEMAND FOR ARBITRATION TO THE OTHER PARTY, AS SET FORTH HEREIN, WITHIN THE TIME LIMIT ESTABLISHED BY THE APPLICABLE STATUTE OF LIMITATIONS FOR THE ASSERTED CLAIM. THE DEMAND SHALL IDENTIFY AND DESCRIBE THE NATURE OF ALL CLAIMS ASSERTED AND THE FACTS UPON WHICH SUCH CLAIMS ARE BASED.

19.7.

THE ARBITRATION SHALL BE ADMINISTERED BY JAMS AND THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE TERMS OF THIS ARBITRATION PROVISION AND THE EXPEDITED PROCEDURES OF THE JAMS COMPREHENSIVE ARBITRATION RULES AND PROCEDURES (THE "RULES AND PROCEDURES") (AS MAY BE AMENDED OR REPLACED FROM TIME TO TIME). THE ARBITRATOR SHALL BE CHOSEN IN ACCORDANCE WITH THE PROCEDURES OF JAMS FROM THE JAMS FINANCIAL MARKETS GROUP, UNLESS THE PARTIES AGREE TO ANOTHER ARBITRATOR FROM JAMS WHO IS NOT A MEMBER OF THE FINANCIAL MARKETS GROUP. THE ARBITRATOR SHALL BASE THE AWARD ON APPLICABLE LAW OF THE CHOSEN STATE (WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES). THE ARBITRATION SHALL BE CONDUCTED BY A SINGLE ARBITRATOR AND IN ENGLISH. JUDGMENT ON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. THE ARBITRATION SHALL BE FINAL AND BINDING ON THE PARTIES. THE ARBITRATOR SHALL RENDER A WRITTEN AWARD AND OPINION WHICH REVEALS THE ESSENTIAL FINDINGS AND CONCLUSIONS UPON WHICH THE AWARD IS BASED. TO THE EXTENT THAT THE JAMS RULES PERMIT A CLASS ARBITRATION OR PERMIT AN ARBITRATION TO BE BROUGHT IN A REPRESENTATIVE OR PRIVATE ATTORNEY GENERAL CAPACITY, THIS ARBITRATION PROVISION SUPERSEDES THOSE RULES. THE ARBITRATION SHALL BE CONDUCTED AS AN INDIVIDUAL ARBITRATION ONLY.

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19.8.

NOTWITHSTANDING ANYTHING IN THE JAMS RULES TO THE CONTRARY, THE ARBITRATOR SHALL HAVE THE AUTHORITY TO ENTERTAIN A MOTION TO DISMISS AND/ OR A MOTION FOR SUMMARY JUDGMENT BY ANY PARTY. EITHER PARTY, UPON REQUEST AT THE CLOSE OF HEARING, SHALL BE GIVEN LEAVE TO FILE A POSTHEARING BRIEF. THE TIME FOR FILING SUCH A BRIEF SHALL BE SET BY THE ARBITRATOR.

19.9.

THE COSTS OF THE ARBITRATION SHALL BE PAID EQUALLY BETWEEN THE PARTIES.

19.10.

THE ARBITRATOR SHALL AWARD ATTORNEYS' FEES AND EXPENSES TO THE PARTY THAT IS REQUIRED TO RECEIVE PAYMENT FROM THE OTHER PARTY PURSUANT TO THE AWARD RESULTING FROM THIS ARBITRATION. IT SHALL BE PRESUMED (SUBJECT TO REBUTTAL ONLY BY THE INTRODUCTION OF COMPETENT EVIDENCE TO THE CONTRARY) THAT THE AMOUNT RECOVERABLE IS THE AMOUNT BILLED TO THE PREVAILING PARTY BY ITS COUNSEL AND THAT SUCH AMOUNT WILL BE REASONABLE IF BASED ON THE BILLING RATES CHARGED TO THE PREVAILING PARTY BY ITS COUNSEL IN SIMILAR MATTERS.

19.11.

NOTHING IN THIS ARBITRATION PROVISION SHALL PROHIBIT EITHER PARTY OR A RELATED THIRD PARTY FROM INSTITUTING A CLAIM IN SMALL CLAIMS COURT OR FILING A CLAIM IN COURT PROVIDED THAT THE OTHER PARTY DOES NOT ELECT TO ARBITRATE THE DISPUTE.

19.12.

UNLESS CONTRARY TO LAW, THE ARBITRATION PROCEEDINGS AND THE ARBITRATION AWARD SHALL BE MAINTAINED BY THE PARTIES AS CONFIDENTIAL, EXCEPT AS IS OTHERWISE REQUIRED BY COURT ORDER OR AS IS NECESSARY TO CONFIRM, VACATE OR ENFORCE THE AWARD AND FOR DISCLOSURE IN CONFIDENCE TO THE PARTIES' RESPECTIVE ATTORNEYS, TAX ADVISORS AND SENIOR MANAGEMENT. THE ARBITRATOR TO WHOM A CLAIM HAS BEEN SUBMITTED HEREUNDER SHALL RETAIN JURISDICTION TO ENFORCE THIS ARBITRATION PROVISION AFTER ENTRY OF A JUDGMENT IN ANY COURT HAVING JURISDICTION ON THE AWARD ISSUED BY SUCH ARBITRATOR.

19.13.

THIS ARBITRATION PROVISION IS BINDING UPON AND BENEFITS CLIENT, ITS RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS. THIS ARBITRATION PROVISION IS BINDING UPON AND BENEFITS CELTIC, ITS SUCCESSORS AND ASSIGNS, AND RELATED THIRD PARTIES. THIS ARBITRATION PROVISION CONTINUES IN FULL FORCE AND EFFECT, EVEN IF CLIENT'S OBLIGATIONS HAVE BEEN PAID OR DISCHARGED THROUGH BANKRUPTCY. THIS ARBITRATION PROVISION SURVIVES ANY CANCELLATION, TERMINATION, AMENDMENT, EXPIRATION OR PERFORMANCE OF ANY TRANSACTION BETWEEN THE PARTIES AND CONTINUES IN FULL FORCE AND EFFECT UNLESS THE PARTIES OTHERWISE AGREE IN WRITING. IF ANY PART OF THIS ARBITRATION PROVISION IS HELD INVALID, THE REMAINDER SHALL REMAIN IN EFFECT.

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19.14.

CLIENT MAY CHOOSE TO OPT OUT OF THIS SECTION 19 (THIS "ARBITRATION PROVISION"), BUT ONLY BY FOLLOWING THE PROCESS SET-FORTH IN THIS SECTION 19.14. IF CLIENT DOES NOT WISH TO BE SUBJECT TO THIS ARBITRATION PROVISION, THEN CLIENT MUST NOTIFY CELTIC IN WRITING WITHIN THIRTY (30) CALENDAR DAYS OF THE DATE OF SIGNING OF THIS AGREEMENT AT THE FOLLOWING ADDRESS: ARBITRATION OPT-OUT, BLUEVINE INC., 401 WARREN ST #300, REDWOOD CITY, CA 94063. CLIENT'S WRITTEN NOTICE MUST INCLUDE CLIENT'S NAME, ADDRESS, CELTIC ACCOUNT NUMBER AND A STATEMENT THAT CLIENT WISHES TO OPT OUT OF THIS ARBITRATION PROVISION.

20.	Venue; Jurisdiction.

Subject to the Arbitration Provision set forth in Section 19 hereof, including Section 19.1:

20.1.

Any suit, action or proceeding arising hereunder, or the interpretation, performance or breach hereof, shall, if Celtic so elects, be instituted in any court sitting in the city in which Celtic's chief executive office is located, or if none, any court sitting in the Chosen State (the "Acceptable Forums").

20.2.

Client agrees that the Acceptable Forums are convenient to it, and submits to the jurisdiction of the Acceptable Forums and waives any and all objections to jurisdiction or venue. Should such proceeding be initiated in any other forum, Client waives any right to oppose any motion or application made by Celtic to transfer such proceeding to an Acceptable Forum.

21.	Time of the Essence.

	21.1.	It is agreed that time is of the essence in all matters herein.

22.	Service of Process.

22.1.

Client agrees that Celtic may effect service of process upon Client by regular mail at the address set forth herein or at such other address as may be reflected in the records of Celtic, or at the option of Celtic by service upon Client's agent for the service of process.

23.	Assignment.

23.1.

Celtic may assign its rights and delegate its duties hereunder, in whole or in part. Upon such assignment, Client shall be deemed to have attorned to such assignee, shall owe the same obligations to such assignee and shall accept performance hereunder by such assignee, in each case with respect to any rights or duties so assigned, as if such assignee were Celtic.

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24.	Amendment.

24.1.

If Client has entered into a Prior Agreement, then by obtaining any additional Financing from Celtic Client, without further action, agrees that the terms and provisions of the Prior Agreement shall be and hereby are amended, restated and superseded in their entirety by the terms and provisions of this Agreement. All Financing then outstanding shall be subject to the terms and conditions of this Agreement, provided that the provisions of the Prior Agreement relating to the calculation of fees and expenses and the due dates of payments shall apply to all advances, draws and loans extended prior to signing this amended Agreement. Subject to the foregoing, nothing expressed or implied in this Agreement shall be construed as a release or other discharge of Client, or any Guarantor from any of its obligations or liabilities under the Prior Agreement or any of the security agreements, pledge agreements, guaranties or other documents executed in connection therewith.

24.2.

Subject to Section 24.1 above, Celtic may amend (add to, delete from, modify or restate) any or all of the terms of this Agreement from time to time in its sole discretion. In such event, a notice thereof shall be presented on the Dashboard, and Client will be asked to accept the amended Agreement. If Client declines to accept the amended Agreement, Client's ability to obtain future Financing under this Agreement shall automatically terminate, and all Financing then outstanding shall be subject to the terms of the Agreement that was in effect prior to the amended Agreement.

25.	Notice.

	25.1.	All notices required to be given shall be deemed given:

		25.1.1.	If to Celtic, in accordance with instructions set forth on the Client's BlueVine account profile;

		25.1.2.	If to Client, by email to the user which appears in the User Settings on the Client's BlueVine account profile.

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IN WITNESS WHEREOF, the Parties have executed this Agreement on 09/14/2023.

CLIENT:

Infinite Group Inc.

By: Electronically signed, event #2,687,898

Name: James A. Villa

Title:

CELTIC:

Celtic Bank Corporation

By: Bradley Bybee

Title: Chief Lending Officer

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EXHIBIT A - GENERAL RELEASE

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, the undersigned and each of them (collectively "Releasor") hereby forever releases, discharges and acquits Celtic Bank Corporation. ("Releasee"), its parent, directors, shareholders, agents, employees and assigns, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty of any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses (collectively "Claims"), of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore existing, now existing or hereafter arising, or which could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length, to the extent that they arise out of or are in any way connected to or are related to the Financing, Invoice Purchase and Security Agreement and/or Financing and Security Agreement, as applicable, between the Parties, as the same may have been amended from time to time.

Releasor acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and it acknowledges that this Release has been negotiated and agreed upon in light of that realization and that it nevertheless hereby intends to release, discharge and acquit the Releasee from any such unknown Claims. Acceptance of this Release shall not be deemed or construed as an admission of liability by any party released. In the event of any litigation arising out of or related to this Release, the prevailing party shall recover its reasonable attorney's fees and expenses from the unsuccessful party. It shall be presumed (subject to rebuttal only by the introduction of competent evidence to the contrary) that the amount recoverable is the amount billed to the prevailing party by its counsel and that such amount will be reasonable if based on the billing rates charged to the prevailing party by its counsel in similar matters.

Releasor acknowledges that either (a) it has had advice of counsel of its own choosing in negotiations for and the preparation of this release, or (b) it has knowingly determined that such advice is not needed.

DATED: _______________________

Individual Releasor:	________________________________________ [Name of individual], individually

Entity Releasor:	Entity Name:_______________________

By: _______________________

Name: _______________________

Title: _______________________

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